CleanTech Innovations, Inc. Announces Record 3rd Quarter 2010 Financial Results

NEW YORK, November 3, 2010 /PRNewswire/ -- CleanTech Innovations, Inc. (OTC Bulletin Board: EVCP; website: www.ctiproduct.com; "CleanTech"), a U.S. company and a market leader in China's clean technology solutions in the wind tower industries, announced today record 3rd quarter financial results for the quarter ended September 30, 2010.

•	Revenue of $13.06 million, compared to $0.71 million, an increase of 1,749% from Q3/2009
•	Net income of $2.32 million, compared to $0.19 million, an increase of 1,112% from Q3/2009
•	Earnings per Share (EPS) of $0.10 on a fully diluted basis, compared to $0.01, an increase of 900% from Q3/2009
•	Stable and reliable repeat customer base which consists of China’s largest utility companies
•	Anticipates earnings growth momentum to continue throughout the rest of 2010

 3rd Quarter Financial Highlights:

CleanTech reported 3rd quarter revenue of $13.06 million, compared to $0.71 million, an increase of 1,749% from Q3/2009. Net income of $2.32 million, compared to $0.19 million, an increase of 1,112% from Q3/2009. Earnings per Share (EPS) of $0.10 on a fully diluted basis, compared to $0.01, an increase of 900% from Q3/2009. Significant revenues and earnings increase was attributed to satisfying customer orders from some of China’s largest utility companies.

Management Comments:

Ms. Bei Lu, Chairman & CEO of CleanTech commented: "CleanTech is pleased with our record 3rd quarter financial results. Our financial performance reflects continued strength in our wind tower business as China implements nationwide policies towards supporting clean energy products. CleanTech is a direct beneficiary of a favorable market environment in China’s wind industry, an environment we believe will continue for years to come. We anticipate strong earnings growth momentum to continue throughout 2010 and into 2011."

About CleanTech Innovations, Inc.

CleanTech Innovations, Inc. (OTCBB: EVCPD.ob; website: www.ctiproduct.com) is a U.S. registered public company with primary operations in China. CleanTech designs and manufactures high performance clean technology products that promote renewable energy generation, energy savings and pollution reduction. CleanTech's products include wind turbine towers, bellows expansion joints and pressure vessels, which are broadly used in the wind power, steel, coking, petrochemical, high voltage electricity transmission and thermoelectric industries. CleanTech's longstanding customers include Toshiba, China Guodian, HuaNeng Energy, Sinosteel and other industrial leaders.

Safe Harbor Statement

All statements in this press release that are not historical are forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. There can be no assurance that actual results will not differ from the company's expectations. You are cautioned not to place undue reliance on any forward-looking statements in this press release as they reflect CleanTech's current expectations with respect to future events and are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated. Potential risks and uncertainties include, but are not limited to, the risks described in CleanTech's filings with the Securities and Exchange Commission.
Corporate Contact:

Mr. Jason Li
Corporate Communications
CleanTech Innovations, Inc.
Email: investors@ctiproduct.com
Website: www.ctiproduct.com

CLEANTECH INNOVATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	September 30, 2010 (Unaudited)	December 31, 2009
ASSETS

CURRENT ASSETS:
Cash and equivalents	$397,876	$1,295,145
Restricted cash	1,344,235	-
Accounts receivable	11,056,451	1,320,899
Other receivables and deposits	2,471,361	550,469
Retentions receivable	2,000,807	57,088
Advance to suppliers	270,719	11,245
Inventories	1,029,778	169,707
Notes receivable	89,538	-

Total current assets	18,660,765	3,404,553

NON CURRENT ASSETS:
Long term investment	89,538	87,872
Retentions receivable	832,152	63,234
Prepayments	313,308	254,940
Construction in progress	997,194	2,326,460
Property and equipment, net	6,699,289	52,864
Intangible assets	3,623,595	3,536,894

Total non current assets	12,555,076	6,322,264

TOTAL ASSETS	$31,215,841	$9,726,817

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$4,116,853	$518,392
Other payables and accrued liabilities	400,541	747,759
Unearned revenue	239,617	202,812
Short term loans	3,969,498	3,221,932
Taxes payable	1,835,777	466,593

Total current liabilities	10,562,286	5,157,488

Long term payable, net of unamortized interest	1,167,848	-

Total Liabilities	11,730,134	5,157,488

CONTIGENCY AND COMMITMENT

STOCKHOLDERS' EQUITY:
Preferred stock, $0.00001 par value, 100,000,000 shares authorized, no shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	-	-
Common stock, $0.00001 par value, 100,000,000 shares authorized, 22,463,322 and 15,122,000 shares issued and outstanding as of September 30, 2010, and December 31, 2009, respectively	224	151
Paid in capital	11,976,664	358,939
Statutory reserve fund	697,665	393,578
Accumulated other comprehensive income	684,977	289,383
Retained earnings	6,126,177	3,527,278

Total stockholders' equity	19,485,707	4,569,329

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$31,215,841	$9,726,817

CLEANTECH INNOVATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	NINE MONTHS ENDED SEPTEMBER 30,		THREE MONTHS ENDED SEPTEMBER 30,
	2010	2009	2010	2009

Net sales	$14,739,702	$978,623	$13,056,465	$706,228
Cost of goods sold	10,519,685	478,343	9,324,522	318,407

Gross profit	4,220,017	500,280	3,731,943	387,821

Operating expenses
Selling	207,756	15,190	100,321	7,814
General and administrative	804,446	226,446	440,053	100,953

Total operating expenses	1,012,202	241,636	540,374	108,767

Income from operations	3,207,815	258,644	3,191,569	279,054

Non-operating income (expense)
Interest income	5,436	410	2,088	157
Subsidy income	1,009,940	211,788	2,644	33,820
Other expenses	(59,258)	(315)	(15,797)	(170)
Interest expense	(264,162)	(75,672)	(50,576)	(59,217)

Total non-operating income (loss)	691,956	136,211	(61,641)	(25,410)

Income before income tax	3,899,771	394,855	3,129,928	253,644
Income tax expense	(996,785)	(98,714)	(808,059)	(62,109)

Net Income	2,902,986	296,141	2,321,869	191,535
Foreign currency translation	395,594	3,362	351,325	2,191

Comprehensive Income	$3,298,580	$299,503	$2,673,194	$193,726

Basic weighted average shares outstanding	17,447,008	15,122,000	22,021,207	15,122,000

Diluted weighted average shares outstanding	17,609,141	15,122,000	22,502,319	15,122,000

Basic earnings per share	$0.17	$0.02	$0.11	$0.01

Diluted earnings per share	$0.16	$0.02	$0.10	$0.01

CLEANTECH INNOVATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	NINE MONTHS ENDED SEPTEMBER 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,902,986	$296,141
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	150,344	56,997
Stock options expense	90,007
(Increase) decrease in current assets:
Accounts receivable	(9,625,524)	(636,464)
Retentions receivable	(2,668,267)	(39,926)
Other receivables and deposits	(1,880,785)	(1,406,736)
Advance to suppliers	(255,235)	(19,042)
Prepayment	(52,702)	(257,768)
Note receivable	(22,331)	-
Inventories	(843,547)	(339,603)
Restricted cash	(1,323,360)	-
Increase (decrease) in current liabilities:
Accounts payable	3,532,902	189,496
Other payables and accrued liabilities	(710,668)	190,746
Unearned revenue	32,447	172,729
Taxes payable	1,339,210	121,901

Net cash used in operating activities	(9,334,523)	(1,671,529)

CASH FLOWS FROM INVESTING ACTIVITIES:
Construction in progress	(876,207)	(195,698)
Aquisition of property & equipment	(2,081,322)	(27,598)
Acquisition of intangible assets	(74,988)	-
Long term investment	-	(87,821)

Net cash used in investing activities	(3,032,517)	(311,117)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contribution by shareholders	2,426,287	-
Issuance of common stock	8,253,471	-
Proceeds from short term loans	9,473,013	2,195,518
Repayment of short term loans	(8,797,218)	-

Net cash provided by financing activities	11,355,553	2,195,518

EFFECT OF EXCHANGE RATE CHANGE ON CASH & EQUIVALENTS	114,218	118

NET INCREASE (DECREASE) IN CASH & EQUIVALENTS	(897,269)	212,990

CASH & EQUIVALENTS, BEGINNING OF PERIOD	1,295,145	25,855

CASH & EQUIVALENTS, END OF PERIOD	$397,876	$238,845

Supplemental Cash flow data:
Income tax paid	$869,186	$-
Interest paid	$264,162	$75,672